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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Secion 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 19, 1999
                                                   ---------------


                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                      0-24425                54-1684963
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(State or other jurisdiction          (Commission            (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)

 501 Fifth Street, Bristol, Tennessee                              37620
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (423) 989-8000
                                                    ------------------------
                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On August 2, 1999 and August 19, 1999, King Pharmaceuticals, Inc., a Tennessee corporation, issued press releases regarding King's acquisition, from Eli Lilly and Company, of all of Lilly's rights, titles and interests in and to all formulations of pharmaceutical products sold under the registered trademark Lorabid(R) (loracarbef) in the United States and the Commonwealth of Puerto Rico.

                                  EXHIBIT INDEX

       Exhibit    Description
       -------    -----------

         99 Press releases of King Pharmaceuticals, Inc. dated August 2, 1999 and August 19, 1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KING PHARMACEUTICALS, INC.

Date: September 27, 1999

                                       By: /s/ Brian G. Shrader
                                           -------------------------------------
                                           Brian G. Shrader
                                           Chief Financial Officer



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